Exhibit 99.1

www.cnspharma.com 2100 West Loop South, Suite 900 Houston, TX 77027 (800) 946 - 9185 NASDAQ: CNSP January 2022

CNS phar m ac e u t ical s 2 Forward - Looking Statements This presentation incorporates information from materials filed with the SEC and contains forward - looking statements . All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward - looking statements . The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short - term and long - term business operations and objectives, and financial needs . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of most recent Form 10 - K as updated by any subsequent Form 10 - Q filings . It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make . In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward looking statements .

CNS phar m ac e u t ical s 3 Corporate Overview

CNS phar m ac e u t ical s 4 Investment Highlights • Developing anti - cancer drug candidates for the treatment of primary and metastatic brain and CNS cancer • Lead program initially developed by Dr. Waldemar Priebe, Professor of Medicinal Chemistry at The University of Texas MD Anderson Cancer Center • Strong Balance Sheet to execute strategy with cash into key clinical and regulatory milestones • Management team with proven drug development experience with multiple successful approvals and advisors with BD and commercial launch planning experience Berubicin: Lead Program in Potentially Pivotal Clinical Trial Novel anthracycline in ongoing potentially pivotal trial in glioblastoma Interim analysis data from potentially pivotal trial expected 1H 2023 Trial expanding globally with more site in multiple countries coming on - line Multiple opportunities to access additional brain cancer indications to generate significant commercial potential WP1244: Pipeline Expansion Opportunity Novel class of DNA - binding agents believed to be 500 x more potent than daunorubicin in inhibiting tumor cell proliferation

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Management Team



John M. Climaco, Esq PRESIDENT & CHIEF EXECUTIVE OFFICER

Distinctive record of business successes and more than 15 years of experience managing the operations, strategies and finances of public and private companies.



Christopher S. Downs, CPA CHIEF FINANCIAL OFFICER

Nearly 20 years of finance and investment banking experience primarily in the healthcare industry including significant M&A transaction experience, experience in raising both public and private capital across the capital structure, and bank debt financing.



Sandra L. Silberman, MD, PhD CHIEF MEDICAL OFFICER

Board certified hematologist/medical oncologist with extensive experience in clinical development of novel therapeutics for the treatment of cancer. Played key roles in the development of many drugs including Gleevec™, for which she led global clinical development at Novartis.

expected interim analysis available in 1H 2023



Donald Picker, PhD CHIEF SCIENTIFIC OFFICER

Over 35 years of drug development experience and responsible for the development of Carboplatin, one of the world's leading cancer drugs, acquired by Bristol-Myers Squibb and with annual sales of over $500 million.



Scott Cullison, MBA BUSINESS DEVELOPMENT ADVISOR

Over 20 years in pharma leading business development, alliance management, commercialization, product management, R&D program team leadership, and strategic planning. Led BD efforts culminating in $2.2 billion acquisition of Peloton Therapeutics by Merck.

CNS pharmaceuticals

CNS phar m ac e u t ical s 6 Waldemar Priebe, PhD Dr. Priebe is a Professor of Medicinal Chemistry in the Section of Immunobiology and Drug Carriers in the Department of Bioimmunotherapy at The University of Texas MD Anderson Cancer Center. Dr. Priebe is the inventor of more than 50 patents and the author of more than 200 scientific publications. As the founder or founding scientist of 6 pharmaceutical companies, including three listed on NASDAQ, Dr. Priebe has been integral in advancing several drugs through the pipeline, five of which entered clinical development. Dr. Priebe led the research that formed basis for the development of agents with high brain uptake (BBB crossing) and is the discoverer of our lead drug candidate Berubicin. Sigmund Hsu, MD Dr. Hsu is currently a member of Neuro - Oncology and Neuroscience Services at Memorial Hermann. He is a fellowship trained and certified by the American Board of Psychiatry and Neurology, with extensive experience in the evaluation and treatment of neurological disorders in cancer patients. He specializes in primary brain tumors as well as brain and spinal cord metastases, cancer neurology and the treatment of chemotherapy neurotoxicity. His most recent research has focused on novel therapies for recurrent primary CNS lymphoma, recurrent glioblastoma multiforme and intralumbar injections for cancer therapy, and he has several patents granted and pending for his treatments. Most uniquely, Dr. Hsu personally treated patients with Berubicin in the Phase 1 clinical trial sponsored by Reata, including one patient with a durable complete response who is still alive today. S c i e n t i f i c A d v i s or s

CNS phar m ac e u t ical s 7 Berubicin Overview

CNS phar m ac e u t ical s 8 Glioblastoma Multiforme (GBM) 1: https://braintumor.org/take - action/about - gbm/ 2: 8 Major Markets includes USA, France, Germany, Italy, Spain, UK, Japan and urban China 3: Global Data, “Glioblastoma Multiforme (GBM): Opportunity Analysis and Forecasts to 2027” (2017) One of the most aggressive, deadly and treatment - resistant cancers that forms in the brain Current standard of care ineffective in ~60% of patients 12 - 18 months: Average life expectancy 1 Can affect cognition, mood, behavior and organ function 12 – 18 MONTHS Average life expectancy 1 >50,000 New cases in the 8 Major Markets 2 each year 3 >151,000 Forecast of Annual New cases in the 8 Major Markets 2 by 2027 3 ~10,000 Deaths in the U.S. annually 1 ~48% Of all primary malignant brain tumors 1

Mechanism of Action

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Berubicin for the Treatment of GBM

BERUBICIN IS THE FIRST ANTHRACYCLINE TO APPEAR TO CROSS THE BLOOD-BRAIN BARRIER AND IS DESIGNED TO CONCENTRATE IN TUMOR TISSUE WITHIN THE BRAIN

Anthracyclines are among the most effective anti-cancer treatments	Berubicin has selective uptake in tumor tissue and high brain concentration provides potential for limited off-site systemic toxicity	Berubicin is designed to abrogate transport by MDR-associated ATP Binding Cassette Transporter Proteins

Berubicin:

- Synthetic 4'-O-Benzylated doxorubicin analog
- Topoisomerase II Inhibitor
- Highly cytotoxic
- Highly lipophilic


Intercalation
60%
40%
Anchor
(H Bonds)
H - Bonds with N2 and N3 of guanine
Minor groove binding
And ΔG_{pe}
R=OH – Doxorubicin
R=H - Daunorubicin

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Berubicin Phase 1 Results

Demonstrated Clinical Response in GBM

- 44% subjects demonstrated "stable disease or better[1]"
- One subject remains cancer-free ~14 years following treatment
- Two partial responses with up to 80% tumor shrinkage
- Evidence of improved overall survival beyond median survival rate
- MTD: 7.5 mg/m^2

1. *SD is defined as 0-25% by dimensional product as performed by MacDonald Criteria.*

Complete Response at 6-month Post Treatment*


PRE-TREATMENT
6 MO. POST-TREATMENT
PRE-TREATMENT
6 MO. POST-TREATMENT

* This does not always mean the cancer is cured. Also called a complete remission: www.cancer.gov/publications/dictionaries/cancer-terms/def/complete-response

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Potentially Pivotal Study

ADAPTIVE, MULTICENTER, OPEN-LABEL RANDOMIZED STUDY IN ADULT PATIENTS WITH RECURRENT GLIOBLASTOMA MULTIFORME (WHO GRADE IV) AFTER FAILURE OF STANDARD FIRST-LINE THERAPY

Patient Dosing Commenced Q3 2021

~243 SUBJECTS ENROLLED

Randomized: 2:1

BERUBICIN	LOMUSTINE
162 subjects	**81** subjects
7.1 mg/m2 IV infusion for 2 hours for 3 consecutive days followed by 18 days off study drug	Single oral dose of 130 mg/m2 every 6 weeks, or per the full prescribing information

INTERIM ANALYSIS
When 50% of planned subjects reach 6 months in study

- **Dose**
  Berubicin 7.1 mg/m2 IV infusion vs.
  Lomustine 130 mg/m2 oral
- **Clinical Sites**
  ~60 centers across; North America, Europe and Asia Pacific
- **Primary Endpoint**
  Overall Survival (OS)
- **Secondary Endpoints**
  Duration of Response (DoR); Objective Response Rate (ORR); Individual components of the ORR (CR/PR); Progression Free Survival at 6 Mon. (PFS6); Disease Control Rate (DCR); Event Free Survival (EFS); Safety of the recommended Phase 2 dose Pharmacokinetics (PK)

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CNS phar m ac e u t ical s 12 Expansion Into Other Cancers INDICATION PATIENT POPULATION ESTIMATED U.S. PATIENTS COMMENTS Primary Brain Tumors Relapsed High Grade Gliomas 15 , 000 Existing data in this population Brain Metastases - Combination with Radiation Therapy Small Cell Lung Cancer 56 , 500 Anthracycline sensitive, but not currently used Patients receive prophylactic radiation to prevent mets Non - Small Cell Lung Cancer 56 , 000 Anthracycline naïve population Metastatic Breast Cancer 45 , 000 Anthracyclines are highly effective against breast cancer and historically used first line Growing trend to treat Her - 2+ women with Herceptin without anthracycline to minimize cardiotoxicity Success could drive off - label use in breast cancer patients at risk of developing brain metastases CNS Lymphoma 2 nd Line After Methotrexate Failure 1 , 200 Accelerated approval opportunity (no 2 nd line therapy) Anthracycline sensitive Small population would make trial a challenge

CNS phar m ac e u t ical s 13 Berubicin Intellectual Property • Berubicin’s primary protection is currently the Orphan Drug Designation which provides marketing exclusivity in US market for 7 - years post NDA approval • Additional protection is offered as a New Chemical Entity • CNS is exploring potential additional patent filings covering manufacturing and other areas • Upcoming filing in the E . U . for Orphan Drug Designation will provide 10 - years of protection in Europe following approval

CNS phar m ac e u t ical s 14 Pipeline and Value Driving Milestones

CNS phar m ac e u t ical s 15 TECHNOLOGY ORIGINALLY DEVELOPED AND LICENSED FROM THE UNIVERSITY OF TEXAS MD ANDERSON CANCER CENTER • CNS licensed the WP1244 patent portfolio which now includes WP1874, a new formulation which includes a different salt to increase solubility and improve stability • Believed to be 500x more potent than daunorubicin in inhibiting tumor cell proliferation • Target Indications: • Brain cancers • Pancreatic • Ovarian • Lymphomas • Technology utilizes anthracycline and distamycin - based scaffolds to create small molecule agents • Preclinical studies demonstrated high uptake in the brain with antitumor activity • Sponsored Research Agreement with The University of Texas MD Anderson Cancer Center WP1244 / WP1874 A DNA - BINDING AGENT REPRESENTING HIGHLY POTENT CLASS OF POTENTIAL THERAPEUTICS

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Value Driving Milestones

Berubicin

- ✓ Orphan Drug Designation → June 2020
- ✓ IND Accepted for Berubicin → Dec 2020
- ✓ Initiated Potentially Pivotal Global Berubicin trial for GBM → May 2021
- ✓ Fast Track Designation → June 2021
- ✓ Commencement of Patient Dosing in Potentially Pivotal Study → Sept 2021
- ✓ Approval from Switzerland Ethics Committee (EC) to Open Sites → Dec 2021
- ✓ Approval from CEIm Provincal de Sevilla EC in Spain to Open Sites → Dec 2021
- ✓ Approval from CPP Sud-Est III (EC) in France to Open Sites → Dec 2021

Next Steps

- Pivotal Trial Expansion into Additional Countries
- Expected Completion of Enrolment
- Expected Interim Analysis/Data → **H1 2023**
- Target Topline Results from Potentially Pivotal Study

CNS pharmaceuticals

CNS phar m ac e u t ical s 17 1: As of January 6, 2022; 2: As of January 6, 2022 Shares Outstanding 2 ~40M Average Volume 1 ~609K Market Cap 1 ~$30M Cash Balance $8.3M As of September 30, 2021 $11.5M * * Cash balance does not include proceeds from $ 11 . 5 M Private Placement on January 6 , 2022 Financial Snapshot NASDAQ: CNSP Strong Balance Sheet to Execute Strategy With Cash into Key Clinical and Regulatory Milestones

CNS phar m ac e u t ical s 18 Investment Summary DEVELOPING A PIPELINE OF ANTI - CANCER DRUG CANDIDATES FOR THE TREATMENT OF BRAIN CANCERS, AN AREA IN NEED OF NEW INNOVATIONS Lead Program, Berubicin in Ongoing Potentially Pivotal Clinical Trial Berubicin is a novel anthracycline, a class of molecules among the most effective anti - cancer treatments Multiple growth opportunities with WP1244 program and expansion into additional indications Berubicin trial expanding globally with more site in multiple countries coming on - line Sufficient Cash to Fund Operations into Key Clinical and Regulatory Milestones

www.cnspharma.com 2100 West Loop South, Suite 900 Houston, TX 77027 (800) 946 - 9185 NASDAQ: CNSP